UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 24, 2012
                                                          ----------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.



On October 24, 2012, the Board of Directors elected Robert Shiroki to serve as a director of Microwave Filter Company, Inc. (the "Company"), effective immediately. It is expected that Mr. Shiroki will be appointed to serve on the Audit Committee and the Compensation Committee of the Board.

Mr. Shiroki is a Certified Public Accountant in the state of New York and the owner of Shiroki Associates CPA's, located in Fayetteville, NY, which specializes in startups and small businesses. Prior to joining Shiroki Associates, he was the Controller for Hart Lyman Companies of East Syracuse, NY. Mr Shiroki has a bachelor of Science in Finance from SUNY Brockport and a Bachelor of Science in Accounting form Syracuse University.

Mr. Shiroki brings to the Board extensive financial and business experience and is considered an " audit committee financial expert" under SEC rules. Mr. Shiroki's extensive financial and accounting knowledge will be an invaluable asset to the Board of Directors in its oversight of our financial statements and the financial reporting process.

There are no relationships between Mr. Shiroki and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transaction proposed, in which Mr. Shiroki, or any member of his immediate family, has a direct or indirect material interest.

Mr. Shiroki is a shareholder of Microwave Filter Company, Inc. and beneficially owns 88,482 shares OF common stock.

As a non-employee director, Mr. Shiroki will receive fees of $300 per board meeting and $300 per committee meeting on which he serves.

The registrant's shareholders will be asked to elect Mr. Shiroki to its Board of Directors at its next meeting.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: October 24, 2012             By:  /s/ Carl F. Fahrenkrug
                                    -----------------------------------------
                                        Carl F. Fahrenkrug
                                        President and Chief Executive Officer









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